EXHIBIT 10.16



                                MULTIFAMILY NOTE

US $5,000,000.00
Winter Park, Florida

                                                               December 23, 1997

For value received, the undersigned promise to pay Collateral Mortgage, Ltd., an Alabama limited partnership, or order, the principal sum of Five Million and No/100 Dollars, with interest on the unpaid principal balance from the date of this Note, until paid, at the rate of 7.13 percent per annum. The principal and interest shall be payable at 524 Lorna Square, Birmingham, Alabama 35216, or such other place as the holder hereof may designate in writing, in consecutive monthly installments of Thirty-Three Thousand Seven Hundred Two and 80/100 Dollars (US $33,702.80) on the first day of each month beginning February, 1998 (herein "amortization commencement date"), until the entire indebtedness evidenced hereby is fully paid, except that any remaining indebtedness, if not sooner paid, shall be due and payable on January 1, 2008.

If any installment under this Note is not paid when due, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the holder hereof. The holder hereof may exercise this option to accelerate during any default by the undersigned regardless of any prior forbearance. In the event of any default in the payment of this Note, and if the same is referred to an attorney at law for collection or any action at law or in equity is brought with respect hereto, the undersigned shall pay the holder here off all expenses and cost, including, but not limited to, attorney's fees.

If any installment under this Note is not received by the holder hereof within ten (10) calendar days after the installment is due, the undersigned shall pay to the holder hereof a late charge of five (5) percent of such installment, such late charge to be immediately due and payable without demand by the holder hereof. IF any installment under this Note remains past due for thirty (30) calendar days or more, the outstanding principal balance of this Note shall bear interest during the period in which the undersigned is in default at a rate of
11.13 percent per annum or, if such increased rate of interest may not collected from the undersigned under applicable law, then at the maximum increased rate of interest, if any, which may be collected from the undersigned under applicable law.

From time to time, without affecting the obligation of the undersigned or the successors or assigns of the undersigned to pay the outstanding principal balance of this Note and observe the covenants of the undersigned contained herein, without affecting the guaranty of any person, corporation, partnership or other entity for payment of the outstanding principal balance of this Note, without giving notice to or obtaining the consent of the undersigned, the successors or assigns of the undersigned or guarantors, and without liability on the part of the holder hereof, the holder hereof may, at the option of the holder hereof, extend the time for payment of said outstanding principal balance or any part thereof, reduce the payments thereon, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, modify the terms and time of payment of said outstanding principal balance, join in any extension or subordination agreement, release any security given herefor, take or release other or additional security, and agree in writing with the undersigned to modify the rate of interest or period of amortization of this Note or change the amount of the monthly installments payable hereunder.

Presentment, notice of dishonor, and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof. This Note shall be the joint and several obligation of all makers, sureties, guarantors and endorsers, and shall be binding upon them and their successors and assigns.

The indebtedness evidenced by this Note is secured by a Mortgage or Deed of Trust dated December, 1997, and reference is made thereto for rights as to acceleration of the indebtedness evidenced by this Note. This Note shall be governed by the law of the jurisdiction in which the Property subject to the Mortgage or Deed of Trust is located.

The attached Addendum to Multifamily Note dated the date of this Multifamily
Note is incorporated into and is deemed to amend and supplement this Multifamily Note.



                              SUMMERWALK NPI III, L.P.,
                              a South Carolina limited partnership

                              By:  SUMMERWALK GP, INC.,
                                   a South Carolina corporation
                                   Its sole general partner

                              By:  /s/ William H. Jarrard, Jr.
                                   William H. Jarrard, Jr.
                                   President



COLLATERAL MORTGAGE, LTD.,
an Alabama limited partnership

By:  /s/ David A. Roberts
     David A. Roberts
     Vice President